UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2004

NeoMagic Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-22009	77-0344424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3250 Jay Street

Santa Clara, California 95054

(Address of principal executive offices)

(408) 988-7020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01 REGULATION FD DISCLOSURE

On October 27, 2004, NeoMagic Corporation issued a press release announcing revised revenue guidance for the third quarter of fiscal 2005. A copy of this press release is attached hereto as Exhibit 99.1. The information furnished in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number
99.1	Press Release issued by NeoMagic Corporation on October 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)
Date: October 27, 2004
	By:	/s/ Scott Sullinger
Scott Sullinger
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release issued by NeoMagic Corporation on October 27, 2004.